                            FAMILY RESTAURANTS, INC.

                                 1994 FORM 10-K


                                                 Jurisdiction of
   Subsidiaries as of December 25, 1994           Incorporation
-------------------------------------------      ---------------
Carrows California Family Restaurants, Inc.      Delaware
Carrows Restaurants, Inc.                        California
CCMR Advertising Agency, Inc.                    Kentucky
CCMR of Catonsville, Inc.                        Kentucky
CCMR of Cumberland, Inc.                         Kentucky
CCMR of Frederick, Inc.                          Kentucky
CCMR of Golden Ring, Inc.                        Kentucky
CCMR of Greenbelt, Inc.                          Kentucky
CCMR of Harford County, Inc.                     Kentucky
CCMR of Inner Harbor, Inc.                       Kentucky
CCMR of Maryland, Inc.                           Delaware
CCMR of Ritchie Highway, Inc.                    Kentucky
CCMR of Timonium, Inc.                           Delaware
CFC Franchising Company                          Delaware
Chi-Chi's, Inc.                                  Delaware
Chi-Chi's Franchise Operations Corporation       Kentucky
Chi-Chi's Management Corporation                 Kentucky
Chi-Chi's of Greenbelt, Inc.                     Kentucky
Chi-Chi's of Kansas, Inc.                        Kansas
Chi-Chi's of South Carolina, Inc.                Kentucky
Chi-Chi's of West Virginia, Inc.                 Kentucky
Coco's Restaurants, Inc.                         California
El Torito Restaurants, Inc.                      Delaware
Far West Concepts, Inc.                          California
FRI-Admin Corporation                            Delaware
FRI-C Corporation                                Delaware
FRI-DHD Corporation                              Delaware
FRI-FRD Corporation                              Delaware
FRI-J Corporation                                Delaware
FRI-M Corporation                                Delaware
FRI-MRD Corporation                              Delaware
FRI-NA Corporation                               Delaware
jojos California Family Restaurants, Inc.        Delaware
jojos Restaurants, Inc.                          California
jojos Restaurants of Indiana, Inc.               Indiana
Maintenance Support Group, Inc.                  Kentucky


                                   EXHIBIT 21

                            FAMILY RESTAURANTS, INC.

                                 1994 FORM 10-K

                          NAMES UNDER WHICH OPERATING
                      SUBSIDIARIES DO BUSINESS - 12/25/94


Carrows Restaurants, Inc. ("Carrows")
 Coco's Restaurants, Inc. ("Coco's")
  Far West Concepts, Inc. ("FWC")
   jojos Restaurants, Inc. ("JRI")                 El Torito Restaurants, Inc.
-------------------------------------            ------------------------------
Backstage Cafe (FWC)                             Casa Gallardo
Bob's Big Boy (Carrows/JRI)                      Casa Maria
Carrows (Carrows)                                El Torito
Charley Brown's (Coco's)                         El Torito Grill
Coco's (Coco's)                                  El Torito Restaurant & Cantina
Coco's Bakery Restaurant (Coco's)                GuadalaHARRY's
Edie's Diner (FWC/Coco's)                        Keystone Grill
Hola Amigos (FWC)                                Las Brisas
H.I. Ribsters (Coco's)                           Original El Torito Restaurant
jojos (JRI)                                      Specialty Catering
jojos of Texas (JRI)                             Tequila Willie's
Malibu Sea Lion U.S.A. (FWC)                     Who-Song & Larry's Restaurant
Otto Rothchilds Bar and Grill (FWC)                and Cantina
Pavilion Catering (FWC)
Reuben's (Coco's/FWC)
The Intermission Bar (FWC)                       Chi-Chi's Restaurants, Inc.
The Pavilion (FWC)                               ------------------------------
Tibbie's Music Hall (Coco's)                     Chi-Chi's
                                                 Chi-Chi's El Pronto
                                                 Chi-Chi's Mexican Restaurante
                                                 HomeTown Buffet


                                   EXHIBIT 21